TeraWulf Announces Promotion of Sean Farrell to Chief Operating Officer Farrell to Drive Operational Execution as the Company Scales Data Center Infrastructure EASTON, Md. – November 21, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), a leading owner and operator of vertically integrated, next-generation digital infrastructure powered by predominantly zero-carbon energy, today announced that Sean Farrell has been promoted to Chief Operating Officer, effective immediately. Mr. Farrell will continue to report directly to Nazar Khan, Chief Technology Officer of TeraWulf. “This promotion reflects Sean’s exceptional leadership, unwavering commitment to operational excellence, and the strong relationships he has cultivated within and outside the Company,” said Paul Prager, Chief Executive Officer of TeraWulf. “Our leadership team is a vital asset to TeraWulf, and Sean embodies the qualities that drive our success. His energy, passion, and determination will be invaluable as we enhance our high-performance computing (HPC) and artificial intelligence (AI) data center capabilities.” Prager further emphasized, “In this new role, which combines strategic vision with operational execution, we are positioning TeraWulf to navigate rapid expansion and unlock significant value. It is crucial that our leadership team delivers results for our shareholders. Sean’s promotion marks a significant step forward in our commitment to operational excellence and organic growth. His technical experience and tireless attitude are precisely what TeraWulf needs, and we are fortunate to have him on our team.” Mr. Farrell brings over 13 years of experience in the energy sector, specializing in renewables, grid optimization, electric delivery, digitalization, and storage solutions across various business domains. Most recently, he served as Senior Vice President of Operations at TeraWulf, where he coordinated and oversaw the Company's data center operations and vertical integration strategy. Before joining TeraWulf, Mr. Farrell was the North American Head of Onshore Sales and Marketing at Siemens Gamesa Renewable Energy Inc., where he led product development, sales, and market strategy for onshore wind turbines in the U.S. and Canada. He began his career in the energy industry at Siemens Energy, progressing through roles of increasing responsibility within their Power System Sales organization, focusing on generation and electric delivery across diverse verticals for over a decade. “I am honored and excited by this opportunity to lead TeraWulf’s digital infrastructure operations,” said Sean Farrell. “Having worked alongside TeraWulf’s talented professionals for almost three years, I see substantial opportunities for growth and the expansion of our capacity to support HPC and AI compute workloads. I look forward to driving that growth in the coming years to be a top player in the space.”

About TeraWulf TeraWulf develops, owns, and operates environmentally sustainable, next-generation data center infrastructure in the United States, specifically designed for Bitcoin mining and high-performance computing. Led by a team of seasoned energy entrepreneurs, the Company owns and operates the Lake Mariner facility situated on the expansive site of a now retired coal plant in Western New York. Currently, TeraWulf generates revenue primarily through Bitcoin mining, leveraging predominantly zero-carbon energy sources, including nuclear and hydroelectric power. Committed to environmental, social, and governance (ESG) principles that align with its business objectives, TeraWulf aims to deliver industry- leading economics in mining and data center operations at an industrial scale. Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break- down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. Investors: Investors@terawulf.com Media: media@terawulf.com